EXHIBIT 1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, no par value of EVOLUTION PETROLEUM CORPORATION and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Agreement on the date set forth below.

Date: February 17, 2015

JVL ADVISORS, LLC

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

/s/ John V. Lovoi

John V. Lovoi

BELRIDGE ENERGY ADVISORS, LP

By: Peninsula - JVL Capital Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

NAVITAS FUND, LP

By: JVL Partners, L.P., a Texas limited partnership, its General Partner

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

LUXIVER, LP

By: LB Luxiver GP, LP, a Texas limited partnership, its General Partner

By: LB Luxiver, LLC, a Texas limited liability company, its General Partner

By: Lobo Baya, LLC, a Texas limited liability company, its sole Member

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

TJS ENERGY FUND, LP

By: TJS Energy Fund GP, LP, a Texas limited partnership, its General Partner

By: TJS GP, LLC, a Texas limited liability company, its General Partner

By: JVL Advisors, LLC, its sole Member

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

HEPHAESTUS ENERGY FUND, LP

By: Hephaestus Energy Fund GP, LP, a Texas limited partnership, its General Partner

By: HEF GP, LLC, a Texas limited liability company, its General Partner

By: JVL Advisors, LLC, its sole Member

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

ASKLEPIOS ENERGY FUND, LP

By: Asklepios Energy GP, LP, a Texas limited partnership, its General Partner

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

PANAKEIA ENERGY FUND, LP

By: Panakeia Energy Fund GP, LP, a Texas limited partnership, its General Partner

By: PEF GP, LLC, a Texas limited liability company, its General Partner

By: JVL Advisors, LLC, its sole Member

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

URJA, LP

By: URJA GP, LP, a Texas limited partnership, its General Partner

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

CHILDREN’S ENERGY FUND, LP

By: Children’s Energy Fund GP, LP, a Texas limited partnership, its General Partner

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

LVPU, LP

By: LVPU GP, LP, a Texas limited partnership, its General Partner

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager

JVL PARTNERS, LP

By: JVL Advisors, LLC, its General Partner

By: /s/ John V. Lovoi

Name: John V. Lovoi

Title: Manager